UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

Soulpower Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42582	98-1793430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street, 17th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 201-282-6717

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SOULU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	SOUL	New York Stock Exchange
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	SOULR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 29, 2026, Soulpower Acquisition Corporation (the “Company”) issued an unsecured promissory note in the principal amount of up to $2,500,000 (the “B Note”) to Soulpower Management LLC (the “Lender”). Under the terms of the B Note, the outstanding principal balance of the B Note shall be automatically and irrevocably forgiven in full upon consummation of the Company’s initial business combination and all obligations of the Company thereunder shall be deemed satisfied and discharged without further action by any party to the B Note. If the Company does not consummate a business combination, the B Note will be due on the earlier of (i) the occurrence of an event of default or (ii) the liquidation of the Company. The B Note bears no interest, is not convertible into securities of the Company and is subject to customary events of default, the occurrence of certain of which automatically trigger the unpaid principal balance of the B Note and all other sums payable with regard to the B Note becoming immediately due and payable. The Company will use the proceeds from the B Note for general working capital purposes.

The Lender is the sole managing member of the Company’s sponsor, Soulpower Acquisition Sponsor LLC, and holds voting and investment discretion with respect to the ordinary shares of the Company held of record by the sponsor. The sole managing member of the Lender is Soulpower International Corporation which is controlled by Justin Lafazan, the Chief Executive Officer and Chairman of the Board of Directors of the Company. Certain other directors of the Company are also members of the Lender.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	B Note issued in favor of Soulpower Management LLC, dated May 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soulpower Acquisition Corporation

	By:	/s/ Justin Lafazan
	Name:	Justin Lafazan
	Title:	Chief Executive Officer

Dated: June 1, 2026